UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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SABAN CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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SABAN CAPITAL ACQUISITION CORP.

10100 Santa Monica Boulevard, 26th Floor

Los Angeles, CA 90067

NOTICE OF ANNUAL GENERAL MEETING

To Be Held at 8:30 am Pacific Time on November 29, 2017

Dear Shareholders of Saban Capital Acquisition Corp.:

The 2017 annual general meeting (the “Annual General Meeting”) of Saban Capital Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on Wednesday, November 29, 2017 at 8:30 am Pacific Time, at the offices of the Company, located at 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, California 90067, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To re-appoint Chase Carey, James Rasulo and Casey Wasserman as Class A directors to serve until the 2019 annual general meeting, to hold office in accordance with the amended and restated memorandum and articles of association of the Company;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017; and

3.	To transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RE-APPOINTMENT OF EACH NOMINEE DIRECTOR AND “FOR” THE RATIFICATION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2017.

The Company’s board of directors has fixed the close of business on September 22, 2017 as the record date for the Annual General Meeting. Only shareholders of record on September 22, 2017 are entitled to notice of and to vote at the Annual General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT. You are requested to carefully read the proxy statement and accompanying Notice of Annual General Meeting for a more complete statement of matters to be considered at the Annual General Meeting.

Sincerely,

/s/ Adam Chesnoff
Adam Chesnoff President and Chief Executive Officer Los Angeles, CA September 27, 2017

This proxy statement is dated September 27, 2017

and is being mailed with the form of proxy on or about September 29, 2017.

IMPORTANT

Whether or not you expect to attend the Annual General Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Annual General Meeting or vote in person at the Annual General Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

Saban Capital Acquisition Corp.

10100 Santa Monica Boulevard, 26th Floor

Los Angeles, CA 90067

NOTICE OF THE 2017 ANNUAL GENERAL MEETING

TO BE HELD NOVEMBER 29, 2017

To the Shareholders of Saban Capital Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2017 annual general meeting (the “Annual General Meeting”) of Saban Capital Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on Wednesday, November 29, 2017 at 8:30 am Pacific Time, at the offices of the Company, located at 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, California 90067, to consider and vote upon the following proposals:

1.	To re-appoint Chase Carey, James Rasulo and Casey Wasserman as Class A directors to serve until the 2019 annual general meeting, to hold office in accordance with the amended and restated memorandum and articles of association of the Company;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017; and

3.	To transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

Only shareholders of record of the Company as of the close of business on September 22, 2017 are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual General Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual General Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual General Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented at the Annual General Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board of Directors,

/s/ Niveen Tadros
Niveen Tadros
Executive Vice President and General Counsel

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL GENERAL MEETING TO BE HELD ON NOVEMBER 29, 2017

This Notice of Annual General Meeting and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 are available at

http://www.cstproxy.com/sabanac/2017.

SABAN CAPITAL ACQUISITION CORP.

PROXY STATEMENT

FOR THE 2017 ANNUAL GENERAL MEETING

To Be Held at 8:30 am Pacific Time on Wednesday, November 29, 2017

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2017 annual general meeting of Saban Capital Acquisition Corp., a Cayman Islands exempted company (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual General Meeting”). The Annual General Meeting will be held on Wednesday, November 29, 2017 at 8:30 am Pacific Time, at the offices of the Company, located at 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, California 90067.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Amended and Restated Memorandum and Articles of Association (the “Articles”) and the Companies Law (2016 Revision) of the Cayman Islands (the “Companies Law”). The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of our ordinary shares issued and outstanding as of the record date constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the re-appointment of Chase Carey, James Rasulo and Casey Wasserman as Class A directors.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Adam Chesnoff and Niveen Tadros have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual General Meeting?

Our board of directors is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds our shares on your behalf.

What matters am I voting on?

You will be voting on:

•	the re-appointment of Chase Carey, James Rasulo and Casey Wasserman as Class A directors to serve until the 2019 annual general meeting, to hold office in accordance with the amended and restated memorandum and articles of association of the Company;

•	a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017; and

•	any other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the re-appointment of Chase Carey, James Rasulo and Casey Wasserman as Class A directors; and

•	“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

Who is entitled to vote?

Holders of our ordinary shares as of the close of business on September 22, 2017, the record date, are entitled to vote at the Annual General Meeting. As of the record date, there were 31,243,480 ordinary shares issued and outstanding, consisting of 25,000,000 Class A ordinary shares and 6,243,480 Class F ordinary shares (“Founder Shares”). In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class F ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. We do not have cumulative voting rights for the election of directors. Saban Sponsor LLC (the “Sponsor”), and executive officers, former and current independent directors and individuals assisting us with the evaluation of investment opportunities who have been granted Founder Shares under the 2016 Share Award Plan (collectively, with the Sponsor, the “Initial Shareholders”) collectively own all of our issued and outstanding Founder Shares, constituting approximately 20% of our issued and outstanding ordinary shares.

Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.

Street Name Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual General Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares in person at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a shareholder of record, you may vote in person at the Annual General Meeting. The Company will give you a ballot when you arrive.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a street name shareholder, how do I vote?

There are two ways to vote:

•	Through your broker. You have the right to direct your broker or other agent on how to vote the shares in your account. You should contact your broker, bank or such other nominee to ensure that votes related to the shares you beneficially own are properly voted. You are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

•	In person. If you wish to vote in person at the Annual General Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?

Brokerage firms and other intermediaries holding our shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of KPMG LLP. Your broker will not have discretion to vote on the re-appointment of Chase Carey, James Rasulo and/or Casey Wasserman as Class A directors, which is a “non-routine” matter, absent direction from you.

How many votes are needed for approval of each proposal?

•	Proposal No. 1: The election of a director requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual General Meeting and entitled to vote thereon. Abstentions are considered present and entitled to vote on this proposal and, thus, will have the same effect as a vote “against” the proposal. Broker non-votes are considered present but not entitled to vote, and therefore will have no effect on the outcome of this proposal.

•	Proposal No. 2: The ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual General Meeting and entitled to vote thereon. Abstentions are considered present and entitled to vote on this proposal and, thus, will have the same effect as a vote “against” the proposal. As described above, brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

How do the Company’s insiders intend to vote their shares?

The Sponsor and the other Initial Shareholders collectively have the right to vote approximately 20% of the Company’s issued and outstanding ordinary shares and are expected to vote all of their shares in favor of both proposals to be voted upon by our shareholders.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual General Meeting and voting in person if you are a shareholder of record. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s General Counsel at 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067, a written notice of revocation prior to the Annual General Meeting.

Please note, however, that if you are a street name shareholder, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If you are a street name shareholder, and you wish to attend the Annual General Meeting and vote at the Annual General Meeting, you must bring to the Annual General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Where will I be able to find the voting results of the Annual General Meeting?

We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

Are there any appraisal or similar rights for dissenting shareholders?

Neither the Companies Law nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What is the deadline to propose actions for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?

Shareholder Proposals

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual general meeting by submitting their proposals in writing to our General Counsel in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2018 annual general meeting, our General Counsel must receive the written proposal at our principal executive offices not later than June 1, 2018. Shareholder proposals should be addressed to:

Saban Capital Acquisition Corp.

Attention: Niveen Tadros

10100 Santa Monica Boulevard, 26th Floor

Los Angeles, CA 90067

Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of ordinary shares owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Nomination of Director Candidates

You may propose director candidates for consideration by our board of directors. Any such recommendations should include the nominee’s name, age, business address, residence address, principal occupation or employment, the class or series and number of ordinary shares that are owned beneficially or of record by the nominee and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and the procedures set forth in our Articles, and should be directed to our General Counsel at the address set forth above. In addition, the shareholder must give timely notice to our

General Counsel not later than the close of business on August 31, 2018 nor earlier than the close of business on August 1, 2018, the 90th and 120th day, respectively, prior to the anniversary of the immediately preceding annual general meeting.

Availability of our Articles

You may contact our General Counsel at our principal executive offices for a copy of our Articles.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of five members. Three of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our board of directors is divided into two staggered classes of directors. At each annual general meeting, a class of directors will be elected for a two-year term to succeed the same class whose term is then expiring.

The following table sets forth the names, ages as of September 22, 2017, and certain other information for the Class A directors, all of whom are nominees for election as director at the Annual General Meeting, the Class B directors, both of whom are continuing members of our board of directors, and our non-director executive officers:

Name	Class	Age	Position(s)	Director Since	Current Term Expiring	Expiration of Term For Which Nominated
Director/Nominees
Chase Carey(1)	A	63	Independent Director	2016	2017	2019
James Rasulo(1)(2)	A	61	Independent Director	2016	2017	2019
Casey Wasserman(1)(2)	A	43	Independent Director	2017	2017	2019
Continuing Directors
Adam Chesnoff	B	51	President, Chief Executive Officer and Director	2016	2018	—
Haim Saban	B	72	Chairman	2016	2018	—
Non-Director Executive Officers
Fred Gluckman	—	46	Executive Vice President and Chief Financial Officer	—	—	—
Philip Han	—	48	Executive Vice President and Chief Investment Officer	—	—	—
Niveen Tadros	—	43	Executive Vice President and General Counsel	—	—	—

(1)	Member of our audit committee
(2)	Member of our compensation committee

Nominees for Class A Director

Mr. Chase Carey has served as a director of the Company since September 15, 2016. Mr. Carey serves as Chairman of the Board of Directors of Delta Topco Limited and Formula One Management Limited since September 2016 and as Chief Executive Officer of Formula One Management Limited since January 2017. Mr. Carey has also served as a Director of Sky, Plc. since January 2013. Mr. Carey has served as Vice Chairman of 21st Century Fox since July 2016. Mr. Carey served as the President and Chief Operating Officer of 21st Century Fox. Mr. Carey also served as Deputy Chairman of the Board of Directors of 21st Century Fox from 2009 to 2015 and as Executive Vice Chairman from July 2015 to June 2016. Previously, Mr. Carey was President and Chief Executive Officer of DIRECTV, Inc., where he led the operations and strategic direction of the DIRECTV, Inc. companies – which include DIRECTV in the United States and DIRECTV Latin America. Mr. Carey was elected to the position in 2003 by the company’s Board of Directors. Mr. Carey also served on The DIRECTV, Inc. Group Board of Directors. Prior to joining DIRECTV, Inc., Mr. Carey was co-Chief Operating Officer of News Corporation (now known as 21st Century Fox) and Chairman and Chief Executive Officer of the Fox Television Group. Mr. Carey holds a BS in math and economics from Colgate University and an MBA from Harvard Business School. Mr. Carey is also a Trustee Emeritus at Colgate University. Mr. Carey is well-qualified to serve as a director because of his business expertise, including in the media, entertainment and sports industries.

Mr. James Rasulo has served as a director of the Company since September 15, 2016. Mr. Rasulo has served as a member of the board of directors of the Los Angeles Philharmonic since 2006 and as Chairman since September 2016. Since June 2008, Mr. Rasulo has served as an Executive Committee Member of the Los Angeles Philharmonic. Mr. Rasulo also serves on the National Board of Governors of the Boys and Girls Club of America, where he chairs the marketing committee. Mr. Rasulo was previously employed by The Walt Disney Company and its affiliates commencing in 1986. He served as Chief Financial Officer and Senior Executive Vice President of The Walt Disney Company from 2010 to 2015. From 2002 to 2010, Mr. Rasulo served as Chairman of Walt Disney Parks and Resorts, and as Chairman/CEO of Euro Disney SCA from 1998 to 2002. He was senior vice president of Corporate Alliances from 1993 to 1995, organizing the sponsorship activities into a company-wide strategic business unit. Mr. Rasulo first joined The Walt Disney Company in 1986 as director and later became senior vice president of Corporate Strategic Planning where he led strategy development for all real estate-based businesses in The Walt Disney Company portfolio. Mr. Rasulo also spent three years with Disney Regional Entertainment where he was part of the development of ESPN Zone. Prior to joining The Walt Disney Company, Mr. Rasulo worked for Chase Manhattan Bank in 1978 as an exchange rate/interest rate forecaster, and then in 1984 became a manager of corporate planning for the Marriott Corporation. Mr. Rasulo holds a degree in economics from Columbia University and an MA in economics and MBA from the University of Chicago. Mr. Rasulo is well-qualified to serve as a director because of his business experience in the entertainment industry.

Mr. Casey Wasserman has served as a director of the Company since March 16, 2017. Casey Wasserman is the Chairman and Chief Executive Officer of Wasserman Media Group, LLC, a leading sports, entertainment and lifestyle marketing and management agency that represents brands, properties and talent on a global basis. Mr. Wasserman is the Chairman of the LA2028 Olympics (formerly LA2024), a position held since 2014 when Los Angeles Mayor Eric Garcetti appointed Mr. Wasserman to head the city’s now successful Olympic host efforts. Mr. Wasserman also serves as President and CEO of the Wasserman Foundation, a private family foundation founded in 1952 by his grandparents Lew and Edie Wasserman. The foundation currently funds in the areas of education, arts and culture, service and global initiatives. Mr. Wasserman is a Trustee of the Los Angeles County Museum of Art, and a board member of several renowned philanthropic organizations, including The Jules Stein Eye Institute, The LBJ Presidential Library and The Motion Picture Television Fund. Wasserman serves on the boards of directors of Activision Blizzard, Inc. and the digital media company, Vox Media, Inc. He holds a B.A. in Political Science from UCLA and resides in Los Angeles. Mr. Wasserman is well-qualified to serve as a director because of his expertise in entertainment, sports and lifestyle marketing and business related experience.

Continuing Class B Directors

Mr. Haim Saban has served as Chairman of our board of directors of the Company since September 15, 2016. Mr. Saban has served as Chairman and Chief Executive Officer of Saban Capital Group, Inc., the general partner of the controlling equity owner of the Sponsor (“Saban Capital”), since 2002 and as a member of the board of certain Saban Capital affiliated non-public entities, including the Sponsor. Mr. Saban also serves as Chairman of the Board of Directors of Univision Communications since 2007. Mr. Saban also serves From June 1997 to October 2001, Mr. Saban served as Chairman and Chief Executive Officer of Fox Family Worldwide. Mr. Saban’s qualifications to serve as our Chairman include over forty years of experience investing and operating publicly listed and privately held companies around the world. In addition, Mr. Saban previously served on the Board of Directors of ProSiebenSat.1 Media AG as chairman of the supervisory board, Television Francaise 1, the largest commercial broadcaster in France and DirecTV, Inc. Since April 29, 2016, Mr. Saban has been a member of the Board of Directors of LA2024, a 501(c)(3) originally working to secure the City of Los Angeles’ to host the 2024 Olympic and Paralympic Games, and currently working to support the 2028 games to be hosted in Los Angeles. Mr. Saban also serves on the national and regional boards of Friends of the Israel

Defense Forces. Mr. Saban is an officer and a member of the board of directors of the Saban Family Foundation and is an officer of the Cheryl Saban Self-Worth Foundation for Women and Children.

Mr. Adam Chesnoff has served as our President and Chief Executive Officer and a director of the Company since March 2016. Mr. Chesnoff also currently serves as the President and Chief Operating Officer of Saban Capital since 2002, and as a member of the board of several Saban Capital affiliated non-public companies, including the Sponsor. Mr. Chesnoff has served as a member of board of directors of Partner Communications (Chairman) since 2013, as a member of the board of directors of Celestial Tiger Entertainment Ltd. since 2012, as a member of the board of directors of Univision Communications since 2007 and as a member of the Board of Commissioners of Media Nusantara Cinta Tbk. From February 1997 to October 2001, Mr. Chesnoff served as Vice President of Fox Family Worldwide. Mr. Chesnoff’s qualifications to serve as a director includes serving on boards of directors of public and private companies around the world. Mr. Chesnoff previously served on the boards of directors of ProSiebenSat.1 Media AG and Bezeq The Israeli Telecommunication Corp Ltd. Mr. Chesnoff holds a B.A. in Economics and Management from Tel Aviv University and an M.B.A. from the University of California, Los Angeles. Mr. Chesnoff is an officer and a member of the board of directors of the Saban Family Foundation and is an officer of the Cheryl Saban Self-Worth Foundation for Women and Children.

Non-Director Executive Officers

Mr. Fred Gluckman has served as Executive Vice President and Chief Financial Officer of the Company since March 2016. Mr. Gluckman has been employed by Saban Capital since 2003 and has served as Senior Vice President and Chief Financial Officer from 2010 to 2016 and Executive Vice President and Chief Financial Officer since 2016 and serves as a member of the board of several Saban Capital affiliated non-public companies, including the Sponsor. Mr. Gluckman currently serves as a member of the board of Partner Communications and an alternate member of the board of directors of Celestial Tiger Entertainment Ltd., serving on its audit committee. Mr. Gluckman also serves on the national and west region boards of Friends of the Israel Defense Forces, serving on the executive, audit and finance committee of the national board. Prior to joining Saban Capital, Mr. Gluckman performed international and domestic tax advisory work in the London and Southern California practices of Deloitte. Mr. Gluckman holds a BS in Economics from Wharton Business School of the University of Pennsylvania and is a CPA. Mr. Gluckman is an officer and a member of the board of directors of the Saban Family Foundation and the Cheryl Saban Self-Worth Foundation for Women and Children.

Mr. Philip Han has served as Executive Vice President and Chief Investment Officer of the Company since March 2016. Mr. Han has been employed by Saban Capital since 2003 and has served as Senior Vice President and Chief Investment Officer from 2010 to 2016 and Executive Vice President and Chief Investment Officer since 2016 and Mr. Han serves as a member of the board of several Saban Capital affiliated non-public companies. Prior to joining Saban Capital, Mr. Han served as VP of finance and business development for EYM Technologies, a venture-backed email infrastructure and development company and Senior Manager with PricewaterhouseCoopers in the entertainment, media and technology tax consulting group. Mr. Han holds a BA in Economics/Business from the University of California, Los Angeles and an MBA in Finance from the Anderson School at University of California, Los Angeles.

Ms. Niveen Tadros has served as Executive Vice President and General Counsel of the Company since March 2016. Ms. Tadros has served as General Counsel from 2002-2003 and as Executive Vice President and General Counsel of Saban Capital since 2003 and Ms. Tadros serves as a member of the board of Saban Capital affiliated non-public companies. Ms. Tadros also currently serves as a member of the Board of Directors of Celestial Tiger Entertainment Ltd. since 2012. Prior to joining Saban Capital, Ms. Tadros was an associate at Latham & Watkins where Ms. Tadros specialized in mergers and acquisitions, finance, public offerings, joint ventures and strategic alliances. Ms. Tadros holds a BS, in Civil Engineering from University of California Irvine and a JD from Northwestern University School of Law. Ms. Tadros is an officer and a member of the board of directors of the Saban Family Foundation and the Cheryl Saban Self-Worth Foundation for Women and Children.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and the listing standards of Nasdaq. In addition, compensation committee members must also satisfy the independence criteria set forth under the listing standards of Nasdaq.

Our board of directors has determined that Messrs. Carey, Rasulo and Wasserman would each be considered an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Our board of directors considered certain directors’ business and/or charitable relationships with Saban Capital and its affiliates in determining that each of Messrs. Carey, Rasulo and Wasserman is independent.

Board Leadership Structure and Role in Risk Oversight

We do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, though those positions are not currently held by the same person. Haim Saban serves as chairman at meetings of our board of directors and Adam Chesnoff is our President and Chief Executive Officer. In addition, we do not have a lead independent director. The decision whether to combine or separate these positions depends on what our board of directors deems to be in the long term interest of shareholders in light of prevailing circumstances. The board has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“Business Combination”). Our board of directors believes the Company is well-served by the current leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis. The board is actively involved in overseeing our risk oversight processes. The board focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the board include consideration of the challenges and risks of our business, and the board and management actively engage in discussions on these topics. In addition, each of the board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.

Board Meetings and Committees

During our fiscal year ended December 31, 2016 (since the Company’s formation in March 2016), the board of directors did not hold any meetings , the audit committee held two meetings, and the compensation committee did not hold any meetings. During such period, Messrs. Rasulo, Carey and Rosenblum were members of the audit committee. During such fiscal year, and each of Messrs. Rasulo and Carey attended at least 75% of the aggregate number of meetings of our audit committee held during such fiscal year and Mr. Rosenblum attended 50% of the aggregate number of meetings of our audit committee. Mr. Rosenblum resigned from the board and committees in March 2017 and was replaced by Mr. Casey Wasserman.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual general meetings of shareholders, we encourage, but do not require, our directors to attend.

Our board of directors has established an audit committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

Audit Committee

Our board has established an audit committee of the board of directors. Audit committee members are Messrs. Rasulo, Carey, and Wasserman. Mr. Rasulo serves as chairman of the audit committee.

Each member of the audit committee is financially literate and our board of directors has determined that Messrs. Rasulo and Carey each qualify as an “audit committee financial expert” as defined in applicable SEC rules, and each of Messrs. Rasulo, Carey and Wasserman is an independent director under the Nasdaq listing standards. In addition, we must certify to Nasdaq that the Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual’s financial sophistication.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Our board has established a compensation committee of the board of directors. Compensation committee members are Messrs. Rasulo and Wasserman. Mr. Wasserman serves as chairman of the compensation committee.

We have adopted a compensation committee charter which details the principal functions of the compensation committee, including but not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing, if required, a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Nasdaq Rule 5605(e)(2), a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The independent directors who participate in the consideration and recommendation of director nominees are Messrs. Carey, Rasulo and Wasserman. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Prior to our Business Combination, the board of directors will also consider director candidates recommended for nomination by holders of our Founder Shares during such times as they are seeking proposed nominees to stand for election at an annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our Articles. Any nomination should be sent in writing to our General Counsel at Saban Capital Acquisition Corp., Attention: Niveen Tadros, 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067. To be timely for our 2018 annual general meeting, our General Counsel must receive the nomination no later than August 31, 2018 nor earlier than the close of business on August 1, 2018.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We previously have filed a copy of our Code of Ethics as Exhibit 14 to our registration statement on Form S-1 filed with the SEC on August 23, 2016, associated with our initial public offering (the “Public Offering”), which closed on September 21, 2016 (the “Close Date”). You may review these documents by accessing our public filings at the

SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us in writing at Saban Capital Acquisition Corp., Attention: Niveen Tadros, 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067 or by telephone at (310) 557-5100. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. Copies of our audit and compensation committee charters are included as annexes to this proxy statement.

Compensation Committee Interlocks

None of our directors who currently serve as members of our compensation committee is, or has at any time in the past been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any other entity that has one or more executive officers serving on our board of directors. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on our compensation committee.

Communications with the Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to our General Counsel at Saban Capital Acquisition Corp., Attention: Niveen Tadros, 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067. Each communication should set forth (i) the name and address of the shareholder, as it appears on our books, and if the shares are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares that are owned of record by the record holder and beneficially by the beneficial owner. Our General Counsel, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us, except with respect to grants under the Plan described below. Commencing on September 15, 2016, through the earlier of the consummation of our Business Combination and our liquidation, we pay an affiliate of our Sponsor a total of $10,000 per month for office space, utilities and secretarial support. Our Sponsor, officers, directors and any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or any of their respective affiliates.

On August 19, 2016, we adopted The 2016 Share Award Plan (the “Plan”). The purpose of the Plan is to provide incentive to our independent directors, employees and consultants to further our growth, development and financial success through the ownership of our shares by them. The Plan provides that we may grant employees, consultants and/or independent directors Founder Shares and may require the grantees to pay a price for such shares. The aggregate number of shares available for grant under the Plan is 150,000 Founder Shares. Unless otherwise provided in an applicable award agreement, all Founder Shares issued pursuant to the Plan are subject to repurchase by us, at our option, at fair market value on the termination of employment, directorship or consultancy, as applicable, on or before our Business Combination. If such termination was for cause, as such term is defined in the Plan, the holder resigns for any reason on or before our Business Combination or the holder breaches restrictive covenants to which the holder is subject, the repurchase price paid by us will be the lesser of the cost and fair market value of such shares. In addition, the form of the award agreement used for the initial awards described below provides that in case of a termination for cause, all Founder Shares granted to the grantee will be forfeited. Under the Plan, our board of directors (or a committee or a subcommittee designated by the board of directors) shall administer and make all determinations with respect to the Plan. The Plan provides that the shares issued thereunder will be subject to certain transfer restrictions, including restrictions on transfers prior to our Business Combination.

On April 11, 2016, the Company’s Sponsor purchased 5,750,000 Founder Shares for $25,000, or approximately $0.004 per share. In August 2016, the Company repurchased 99,000 Founder Shares from the Sponsor at their original per share issuance price and subsequently issued such number of Founder Shares pursuant to the Plan for the same per share price to certain individuals who will assist in the evaluation of investment opportunities, including 10,000 Founder Shares to Adam Chesnoff, our Director, President and Chief Executive Officer, 8,000 Founder Shares to Niveen Tadros, our Executive Vice President and General Counsel, 6,000 Founder Shares to Fred Gluckman, our Executive Vice President and Chief Financial Officer, and 4,000 Founder Shares to Philip Han, our Executive Vice President and Chief Investment Officer. The remaining Founder Shares granted under the Plan in August 2016 were granted to other individuals that are not our directors or executive officers. In exchange for such grants, the grantees paid $0.004 per Founder Share received under the Plan. Also, in September 2016, our Sponsor transferred 30,000 Founder Shares to each of our three independent directors at their original per share issue price. On September 15, 2016, we effected a pro rata share capitalization resulting in an increase in the total number of Founder Shares outstanding from 5,750,000 to 6,250,000 in order to maintain the ownership of Founder Shares by our Initial Shareholders at 20% of our issued and outstanding shares upon the closing of the Public Offering. Following our Public Offering and the pro rata share capitalization, our Sponsor held 6,044,570 Founder Shares and each of our three independent directors held 32,610 Founder Shares and the other individuals, including our executive officers, who were originally issued 99,000 Founder Shares under The 2016 Share Award Plan held 107,600 Founder Shares.

On March 16, 2017, concurrent with Mr. Bruce Rosenblum’s resignation from the Company’s board of directors, the Company acquired 25,110 Founders Shares from Mr. Rosenblum and concurrent therewith, in connection with Mr. Casey Wasserman’s appointment to the board of directors, the Company re-issued such 25,110 Founders Shares to Mr. Casey Wasserman, and the Sponsor sold to Mr. Wasserman an additional 7,500 Founders Shares and the Sponsor thereafter held 6,037,070 Founders Shares. On June 26, 2017, the Company entered into agreements to repurchase 6,520 Founders Shares at the initial purchase price, for the total sum of $24, from two individuals no longer providing services to the Company. The repurchase was consummated in July, 2017, at which time such shares were treated as cancelled, reducing the number of issued and outstanding Founders Shares to 6,243,480, and reducing the number of Founders Shares held collectively by individuals previously awarded Founders Shares under the Plan from 107,600 to 101,080.

After the completion of our Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All of this compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed Business Combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers after the completion of our Business Combination will be determined by a compensation committee constituted solely by independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of a Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after a Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management team to remain with us after the consummation of a Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business and we do not believe that the ability of our management to remain with us after the consummation of our Business Combination should be a determining factor in our decision to proceed with any Business Combination.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of five members. In accordance with our Articles, our board of directors is divided into two staggered classes of directors. At the Annual General Meeting, three Class A directors will be elected for a two-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal. The classification of our board of directors may have the effect of delaying or preventing changes in control of the Company.

Nominees

Our independent directors have recommended, and our board of directors has approved, each of Chase Carey, James Rasulo and Casey Wasserman as nominees for re-appointment as Class A directors at the Annual General Meeting. If re-appointed, each of Messrs. Carey, Rasulo and Wasserman will serve as a Class A director until the 2019 annual general meeting and until a successor is duly elected and qualified. Each of Messrs. Carey, Rasulo and Wasserman is currently a director of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Executive Officers and Corporate Governance.”

If you are a shareholder of record and you sign and date your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-appointment of Messrs. Carey, Rasulo and Wasserman. We expect that Messrs. Carey, Rasulo and Wasserman will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name shareholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares un-voted on this matter.

Vote Required

The election of directors requires the affirmative vote of a majority of the ordinary shares present in person, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative, at the Annual General Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the audit committee of the Company, our Board proposes that the shareholders ratify the appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017. KMPG LLP served as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2016. Our audit committee is submitting the appointment of KPMG LLP to our shareholders because we value our shareholders’ view on our independent registered public accounting firm and as matter of good corporate governance. Representatives of KPMG LLP will be present at the Annual General Meeting and will be available to respond to appropriate questions. If our shareholders do not ratify the appointment of KPMG LLP, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

Fees for professional services provided by our independent registered public accounting firm since inception include:

For the Period from March 15, 2016 (Inception) through December 31, 2016
Audit fees(1)	$176,000
Audit-related fees(2)	—
Tax fees(3)	—
All other fees(4)	—

Total fees	$176,000

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
(2)	Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All Other Fees. All other fees consist of fees billed for all other services.

Auditor Independence

In our fiscal year ended December 31, 2016, there were no other professional services provided by KPMG LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.

Vote Required

The ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the ordinary shares present in person, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative, at the Annual General Meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote AGAINST the proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF

THE APPOINTMENT OF KPMG LLP.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the audit committee has received the written disclosures from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Chase Carey

James Rasulo

Casey Wasserman

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as at September 22, 2017 with respect to our ordinary shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our executive officers and directors that beneficially own ordinary shares; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these are not exercisable within 60 days of September 22, 2017.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Class
Saban Sponsor LLC (our sponsor)(2)(3)	6,037,070	19.5%
Haim Saban(2)(3)	6,037,070	19.5%
The Baupost Group, L.L.C.(4)	2,326,500	9.3%
Wellington Management Group LLP(5)	2,295,957	9.2%
Governors Lane LP(6)	2,000,000	8.0%
Highbridge Capital Management, LLC(7)	1,750,000	7.0%
TD Asset Management Inc.(8)	1,747,400	7.0%
BlueMountain Capital Management, LLC(9)	1,600,000	6.4%
Fir Tree Inc.(10)	1,600,000	6.4%
The Hartford Mutual Funds, Inc.(11)	1,545,957	6.2%
Moore Capital Management, LP(12)	1,500,000	6.0%
Adam Chesnoff(2)(13)	10,870	*
James Rasulo(2)(14)	32,610	*
Chase Carey(2)	32,610	*
Casey Wasserman(2)(14)	32,610	*
Fred Gluckman(2) (15)	6,520	*
Philip Han(2)	4,350	*
Niveen Tadros(2)	8,700	*
All directors and executive officers as a group (8 individuals)(2)	6,165,340	19.8%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, California 90067.
(2)	Interests shown consist solely of Founder Shares, classified as Class F ordinary shares. Such ordinary shares will automatically convert into Class A ordinary shares at the time of our initial business combination on a one-for-one basis, subject to adjustment, as described in the section entitled “Founders Shares.”
(3)	Haim Saban is the Chairman of our board of directors. Mr. Saban and his spouse, Cheryl Saban, share voting and dispositive power over the Founder Shares held by our Sponsor.
(4)	According to the Schedule 13G filed on February 14, 2017, The Baupost Group, L.L.C., SAK Corporation and Seth A. Klarman share voting and dispositive power over the shares reported. The business address of each of these shareholders is 10 St. James Avenue, Suite 1700, Boston, Massachusetts 02116.
(5)

According to the Schedule 13G filed on February 9, 2017, Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP share voting and dispositive power over the shares reported. The business address for each of these shareholders is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.
(6)	According to the Schedule 13GA filed on February 13, 2017, Governors Lane Master Fund LP, Governors Lane LP, Governors Lane Fund General Partner LLC and Isaac Corre share voting and dispositive power over the 1,563,351 shares reported, and Governors Lane LP, Governors Lane Fund General Partner LLC and Isaac Corre share voting and dispositive power over an additional 436,649 shares. The business address for each of these shareholders is 510 Madison Avenue, 10th Floor, New York, New York 10022.
(7)	According to the Schedule 13G filed on September 26, 2016, Highbridge Capital Management, LLC and Highbridge International LLC share voting and dispositive power over the shares reported. The business address for each of these shareholders is 40 West 57th Street, 32nd Floor, New York, New York 10019.
(8)	According to the Schedule 13G filed on February 10, 2017, TD Asset Management Inc. has sole voting and dispositive power over the 1,747,400 shares reported and TDAM USA Inc. has sole voting and dispositive power over the 2,600 shares reported, and are each wholly-owned subsidiaries of TD Bank Financial Group. The business address of each of these shareholders is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2.
(9)	According to the Schedule 13G filed on February 13, 2017, BlueMountain Capital Management, LLC, which acts as investment manager to, and exercises investment discretion with respect to shares directly held by certain entities. The business address of this shareholder is 280 Park Avenue, 12th Floor, New York, New York 10017.
(10)	According to the Schedule 13G filed on February 9, 2017, Fir Tree Inc. has sole voting and dispositive power over the shares reported. The business address for this shareholder is 55 West 46th Street, 29th Floor, New York, New York 10036.
(11)	According to the Schedule 13G filed on February 14, 2017 filed by The Hartford Mutual Funds, Inc. on behalf of The Hartford Capital Appreciation Fund. The business address for this shareholder is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087.
(12)	According to the Schedule 13G filed on September 26, 2016, each of Moore Capital Management, LP (“MCM”), MMF Moore ET Investments, LP (“MMFET”), Moore Advisors, Ltd. (“MAL”), Moore Capital Advisors, L.L.C. (“MCA”) and Louis M. Bacon have sole voting and dispositive power over the shares reported. The business address of each of MCM, MCA and Mr. Bacon shareholders is Eleven Times Square, New York, New York 10036. The business address of each of MMFET and MAL is located at Citco Fund Services (Bahamas) Limited, One Montague Place, 1st Floor, East Bay Street, P.O. Box N-4906, Nassau, Bahamas.
(13)	Mr. Chesnoff is our President and Chief Executive Officer and one of our directors.
(14)	The Founders Shares are owned by The Rasulo Family Trust dated 12/15/10, for which James Rasulo is the trustee, and for which voting and investment control are exercised by Mr. Rasulo.
(15)	Does not include 3,260 Founder Shares which are directly owned by Mr. Gluckman’s spouse. Mr. Gluckman disclaims beneficial ownership of the Founder Shares held by his spouse.

Other individuals who will assist in the evaluation of the investment opportunities, not including our directors or executive officers listed above, beneficially own in the aggregate 70,640 Founder Shares. Our former director, Bruce Rosenblum, beneficially owns the remaining 7,500 Founder Shares.

Our Initial Shareholders beneficially own approximately 20.0% of our issued and outstanding ordinary shares. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including, amendments to our Articles and approval of significant corporate transactions.

Our Sponsor is deemed to be our “promoter” as such term is defined under the federal securities laws.

RELATED PARTY TRANSACTIONS

Founder Shares

On April 11, 2016, the Company’s Sponsor purchased 5,750,000 Founder Shares for $25,000, or approximately $0.004 per share. In August 2016, the Company repurchased 99,000 Founder Shares from the Sponsor at their original per share issuance price and subsequently issued such number of Founder Shares pursuant to the Plan for the same per share price to certain individuals who will assist in the evaluation of investment opportunities, including 10,000 Founder Shares to Adam Chesnoff, our Director, President and Chief Executive Officer, 8,000 Founder Shares to Niveen Tadros, our Executive Vice President and General Counsel, 6,000 Founder Shares to Fred Gluckman, our Executive Vice President and Chief Financial Officer, and 4,000 Founder Shares to Philip Han, our Executive Vice President and Chief Investment Officer. In September 2016, the Company’s Sponsor transferred 30,000 Founder Shares to each of the Company’s independent directors at their original per share issue price. On September 15, 2016, we effected a pro rata share capitalization resulting in an increase in the total number of Founder Shares outstanding from 5,750,000 to 6,250,000 in order to maintain the ownership of Founder Shares by our Initial Shareholders at 20% of our issued and outstanding shares upon consummation of the Public Offering. Following the Public Offering and the pro rata share capitalization, our Sponsor held 6,044,570 Founder Shares, each of our three independent directors owned 32,610 Founder Shares, and the other individuals, including our executive officers, held 107,600 Founder Shares. On March 16, 2017, concurrent with Mr. Bruce Rosenblum’s resignation from our Board, the Company acquired 25,110 Founders Shares from Mr. Rosenblum and concurrent therewith, in connection with Mr. Casey Wasserman’s appointment to the board of directors, the Company re-issued such 25,110 Founders Shares to Mr. Casey Wasserman, and our Sponsor sold to Mr. Wasserman an additional 7,500 Founders Shares and thereafter our Sponsor held 6,037,070 Founders Shares. On June 26, 2017, the Company entered into agreements to repurchase 6,520 Founders Shares at the initial purchase price, for the total sum of $24, from two individuals no longer providing services to the Company. The repurchase was consummated in July 2017, at which time such shares were treated as cancelled, reducing the number of issued and outstanding Founders Shares to 6,243,480, and reducing the number of Founders Shares held collectively by individuals previously awarded Founders Shares under the Plan from 107,600 to 101,080.

The Founder Shares are identical to the Class A ordinary shares included in the units sold in the Public Offering (the “Public Shares”), and holders of Founder Shares have the same shareholder rights as public shareholders, except that: (i) the Founder Shares are subject to certain transfer restrictions; (ii) our Initial Shareholders have entered into a letter agreement with us, pursuant to which they have agreed (a) to waive their redemption rights with respect to their Founder Shares and the Public Shares in connection with the completion of our Business Combination and (b) to waive their rights to liquidating distributions from the trust account established in connection with the Public Offering (the “Trust Account”) with respect to their Founder Shares if we fail to complete our Business Combination within 24 months from the closing of the Public Offering, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if we fail to complete our Business Combination within such time period; (iii) the Founder Shares are automatically convertible into Class A ordinary shares at the time of our Business Combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, as described in the Company’s Articles; and (iv) the Founder Shares are subject to registration rights. If we submit our Business Combination to our public shareholders for a vote, our Initial Shareholders have agreed to vote their Founder Shares and any public shares purchased during or after the Public Offering in favor of our Business Combination. Permitted transferees of our Initial Shareholders will be subject to the same obligations of our Initial Shareholders.

Private Placement Warrants

Simultaneously with the consummation of the Public Offering, the Sponsor purchased 7,000,000 warrants at a price of $1.00 per warrant, or $7,000,000 in the aggregate, in a private placement (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one Class A ordinary share for

$11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants were placed in the Trust Account. The Private Placement Warrants may not be redeemed by the Company so long as they are held by the Sponsor. If any Private Placement Warrants are held by holders other than the Sponsor or certain permitted transferees, such Private Placement Warrants will be redeemable and exercisable by the holders on the same basis as the warrants included in the units sold under the Public Offering. The Sponsor has the option to exercise the Private Placement Warrants on a cashless basis.

The Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our the Business Combination. If the Company does not complete a Business Combination within 24 months after the Close Date, the proceeds of the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Company’s Class A ordinary shares, subject to the requirements of applicable law, and the Private Placement Warrants will expire worthless.

If the Company does not complete a Business Combination within 24 months after the Close Date, the proceeds of the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law), and the Private Placement Warrants will expire worthless.

Registration Rights

Holders of the Founders Shares, Private Placement Warrants and warrants that may be issued upon conversion of working capital loans (and any ordinary shares issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the Close Date requiring us to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A ordinary shares). The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs: (i) in the case of the Founder Shares, on the earlier of (A) one year after the completion of our initial business combination or (B) if, subsequent to our initial business combination, (x) the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our Business Combination, or (y) the date following the completion of our Business Combination on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; and (ii) in the case of the Private Placement Warrants and the respective Class A ordinary shares underlying such warrants, 30 days after the completion of our Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Notes

Between Inception and the Close Date, the Sponsor loaned the Company $250,000 in unsecured promissory notes. The funds were used to pay up-front expenses associated with the Public Offering. These notes were non-interest bearing and were repaid by netting against proceeds received from the Sponsor at the Close Date.

Due to Related Party

Saban Capital is an affiliate of the Sponsor which advanced various costs on behalf of the Company. Total related party advances amounted to $26,734 for the period January 1, 2017 through June 30, 2017 and were reported as general and administrative expenses. As of June 30, 2017, the amount due to related party was $0. Total related party advances and the amount due were $0 for the period March 15, 2016 (inception) through and as of December 31, 2016.

Administrative Services

Effective September 15, 2016, the Company entered into an agreement to pay monthly expenses of $10,000 for office space, administrative services and support services to an affiliate of the Company’s Sponsor. The agreement terminates upon the earlier of the completion of a Business Combination or the liquidation of the Company.

Related Party Transactions Policy

Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or any of their respective affiliates.

The Company’s Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company’s audit committee will review on a quarterly basis all payments that were made to its Sponsor, officers, directors or the Company’s or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on the Company’s behalf, although no such reimbursements will be made from the proceeds of the Public Offering held in the Trust Account prior to the completion of the Business Combination.

In addition, in order to finance transaction costs in connection with the Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company complete a Business Combination, it would repay such loaned amounts. In the event that the Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants of the post Business Combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by the Company’s officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. The Company does not expect to seek loans from parties other than the Sponsor or an affiliate of the Sponsor as it does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.

We are not prohibited from pursuing a Business Combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete a Business Combination with a company that is affiliated with our Sponsor, officers or directors, we, or a committee of independent and disinterested directors, will obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority or from an independent accounting firm, that our initial business combination is fair to our company from a financial point of view.

After the Business Combination, directors or members of the Company’s management team who remain with the Company may be paid consulting, management or other compensation from the combined company. All of this compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to the Company’s shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to the Company’s executive officers after the completion of its initial business combination will be determined by a compensation committee constituted solely by independent directors.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, we believe that during the year ended December 31, 2016 there were no delinquent filers, with the exception of the Sponsor’s Initial Statement of Beneficial Ownership of Securities, which was inadvertently filed with the Company as the reporting person rather than itself as a result of an administrative error through no fault of the reporting person, and amendment to such form was filed one day later to correct the error.

Fiscal Year 2016 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2016 are included in our Annual Report on Form 10-K (our “Annual Report”), which we are including with this proxy statement. This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to our General Counsel at Saban Capital Acquisition Corp., 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067.

* * *

The board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Los Angeles, California

September 27, 2017

Annex A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

SABAN CAPITAL ACQUISITION CORP.

ADOPTED AS OF SEPTEMBER 15, 2016

I.	PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Saban Capital Acquisition Corp. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more independent directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market LLC (“NASDAQ”), and any additional requirements that the Board deems appropriate.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the “audit committee financial expert,” as defined by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act of 2002 (the “Act”).

III.	MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings. The provisions of the Articles of Association of the Company (as amended from time to time) relating to meetings of the board of directors of the Company shall apply equally to meetings of the committee unless otherwise stated herein.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NASDAQ, or any other applicable regulatory authority:

Selection, Evaluation, and Oversight of the Auditors

(a) Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Company’s Annual Report on Form 10-K is referred to herein as the “independent auditors”);

(b) Review and, in its sole discretion, approve in advance the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Company and such independent auditors (which approval should be made after receiving input from the Company’s management, if desired). Approval of audit and permitted non-audit services will be made by the Committee or by one or more members of the Committee as shall be designated by the Committee/the chairperson of the Committee and the persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

(c) Review the performance of the Company’s independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

(d) Evaluate the independence of the Company’s independent auditors by, among other things:

(i)	obtaining and reviewing from the Company’s independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1;

(ii)	actively engaging in a dialogue with the Company’s independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

(iii)	setting clear hiring policies for employees or former employees of the Company’s independent auditors;

(iv)	taking, or recommending that the Board take, appropriate action to oversee the independence of the Company’s independent auditors;

(v)	monitoring compliance by the Company’s independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(vi)	monitoring compliance by the Company of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

(vii)	engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

Oversight of Annual Audit and Quarterly Reviews

(e) Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan’s progress and results during the year;

(f) Review with management and the Company’s independent auditors the following information which is required to be reported by the independent auditor:

(i)	all critical accounting policies and practices to be used;

(ii)	all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(iii)	all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences; and

(iv)	any material financial arrangements of the Company which do not appear on the financial statements of the Company;

(g) Resolve all disagreements between the Company’s independent auditors and management regarding financial reporting;

Oversight of Financial Reporting Process and Internal Controls

(h) Review:

(i)	the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Company’s internal audit function, through inquiry and discussions with the Company’s independent auditors and management; and

(ii)	the Committee’s level of involvement and interaction with the Company’s internal audit function, including the Committee’s line of authority and role in appointing and compensating employees in the internal audit function;

(i) Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:

(i)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(j) Discuss guidelines and policies governing the process by which senior management of the Company assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(k) Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to appropriate personnel;

(l) Receive periodic reports from the Company’s independent auditors, management and directors of the Company’s internal auditing department to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company;

(m) Review and discuss with the independent auditors the results of the year-end audit of the Company, including any comments or recommendations of the Company’s independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Company’s financial statements should be included in the Annual Report on Form 10-K;

(n) Establish and maintain free and open means of communication between and among the Committee, the Company’s independent auditors and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

(o) Review the type and presentation of information to be included in the Company’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance);

Miscellaneous

(p) Establish and implement policies and procedures for the Committee’s review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

(q) Meet periodically with outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Company and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Company or any of its directors, officers, employees, or agents or breaches of fiduciary duty to the Company;

(r) Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement;

(s) Review the Company’s policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company’s independent auditors;

(t) Review and approve in advance any services provided by the Company’s independent auditors to the Company’s executive officers or members of their immediate family;

(u) Review the Company’s program to monitor compliance with the Company’s Code of Ethics, and meet periodically with the Company’s Compliance Committee to discuss compliance with the Code of Ethics;

(v) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(w) Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Company or any of its subsidiaries, or reports made by the Company’s chief executive officer in relation thereto;

(x) Approve reimbursement of expenses incurred by management in connection with certain activities conducted on the Company’s behalf, such as identifying potential target businesses;

(y) Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company;

(z) Review and assess the adequacy of this Charter on an annual basis;

(aa) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate; and

(bb) Review, on a quarterly basis, all payments that were made to Saban Sponsor LLC, a Delaware limited liability company, our officers and directors or any of their respective affiliates.

INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary.

* * *

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

Annex B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

SABAN CAPITAL ACQUISITION CORP.

ADOPTED AS OF SEPTEMBER 15, 2016

I.	PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Saban Capital Acquisition Corp. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s memorandum and articles of association (as amended from time to time, the “M&AA”) or the Board.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market LLC (the “NASDAQ”), and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but at least once annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, that the Chief Executive Officer of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate. The provisions of the M&AA relating to meetings of the board of directors of the Company shall apply equally to meetings of the committee unless otherwise stated herein.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:

(a) To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b) To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

(c) To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative shareholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.

(d) To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.

(e) To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.

(f) To review and approve any severance or termination arrangements to be made with any executive officer of the Company.

(g) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.

(h) To review perquisites or other personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.

(i) To consider the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Exchange Act and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of executive officer compensation.

(j) To review and discuss with management the Company’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.

(k) To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

(l) To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.

(m) To prepare the Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.

(n) To perform such other functions as assigned by law, the M&AA or the Board.

Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or other executive officers of the Company that the Committee intends to constitute “qualified performance-based compensation” for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a) To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b) To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

(c) To review all equity-compensation plans to be submitted for shareholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such shareholder approval requirement.

(d) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V.	ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers (other than the Chief Executive Officer) and the Company’s director compensation arrangements.

VI.	DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided,

however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII.	EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate.

The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VIII.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a)	The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(b)	The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c)	The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:

(d)	Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e)	Any shares or other securities of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f)	Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel; and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

SABAN CAPITAL	2017 Annual Meeting of
ACQUISITION CORP.	Shareholders

November 29, 2017,
8:30 A.M. Pacific time
10100 Santa Monica Blvd., #2600
Los Angeles, California 90067

This Proxy is Solicited On Behalf
Of The Board Of Directors

To Vote by Mail, Please Be Sure To Mark, Sign, Date and Return
Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1. Election of Directors					2. Ratification of the appointment of KMPG LLP as the independent registered accounting firm for the fiscal year ending December 31, 2017	FOR	AGAINST	ABSTAIN
(1)	Chase Carey	FOR	AGAINST	ABSTAIN

		FOR	AGAINST	ABSTAIN
(2)	James Rasulo
		FOR	AGAINST	ABSTAIN
(3)	Casey Wasserman

CONTROL NUMBER

Signature                                                      Signature, if held jointly                                                       Date                    , 2017.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

The 2017 Proxy Statement and the 2016 Annual Report to Shareholders are available at: http://www.cstproxy.com/sabanac/2017

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SABAN CAPITAL ACQUISITION CORP.

The undersigned appoints Adam Chesnoff and Niveen Tadros, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Saban Capital Acquisition Corp. held of record by the undersigned at the close of business on September 22, 2017 at the Annual Meeting of Stockholders of Saban Capital Acquisition Corp. to be held on November 29, 2017, or at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)